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                                                                       EXHIBIT 5






                          INDEPENDENT AUDITOR'S CONSENT












We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated May 13, 1998, appearing in the Registration Statement on Form 10-SB filed February 12, 1999.





                                          /s/ LURIE, BESIKOF, LAPIDUS & CO., LLP



Minneapolis, Minnesota
April 13, 1999